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EXHIBIT 10.7


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                      RELEASE AND INDEMNIFICATION AGREEMENT

This AGREEMENT, RELEASE and INDEMNIFICATION (herein "AGREEMENT") is entered into this 11th day of June, 2007 between Dhanoa Minerals Ltd. ("Dhanoa" or "the corporation"), and Vare Grewal ("GREWAL"), and Pacific Imperial Capital ("Pacific") (GREWAL's consulting company) and Balwant Grewal ("Balwant") (collectively "the parties").

         WHEREAS, GREWAL has previously served as DHANOA'S assistant treasurer, and his consulting company, PACIFIC has provided extensive valuable consulting services to DHANOA, including but not limited to administrative services, locating and negotiating acquisitions, hiring and managing key personnel, executives and professionals, and providing investor relation services. GREWAL has resigned from all positions within the corporation and PACIFIC has terminated its relationship providing consulting services for DHANOA. Further, BALWANT has previously served DHANOA as a Director, its President and Chief Executive Officer.

         WHEREAS, GREWAL, while serving as the assistant treasurer of the company, committed the company to certain expenses that the previous Board of Directors did not authorize. Additionally, GREWAL, on behalf of DHANOA, made certain expenditures that lacked adequate supporting documents. Those total unauthorized and undocumented expenditures total $994,995.

         WHEREAS, DHANOA recognizes and agrees that GREWAL, while serving as the assistant treasurer, acted in the best interest of DHANOA and acknowledges that, although the expenses were undocumented and/or unauthorized, they were never-the-less made in the interests of DHANOA and in the furtherance in the business of DHANOA. Moreover, DHANOA recognizes that GREWAL never intended to cause harm to DHANOA nor did GREWAL violate any law. Moreover, the incoming president has reviewed all the company's books, records, cheques, contracts, and press releases and is satisfied with the accuracy of the content of the same to the date of this agreement.

         WHEREAS, GREWAL wishes to reimburse DHANOA for the amount of the unauthorized and/or undocumented expenses in the amount of $994,995 plus agreed upon interest of $5,005. ("consideration"). The consideration totaling $1,000,000 is being held in ESCROW in the CLIENT TRUST ACCOUNT of Stephen A. Zrenda, Jr. P.C. until this Agreement and Release is executed by all parties.

         WHEREAS, DHANOA, and its Officers and Directors, wish to release GREWAL, PACIFIC and BALWANT from any and all potential or actual claims, past, present or future, that it may have against GREWAL, PACIFIC and BALWANT.



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         WHEREAS, DHANOA wishes to fully INDEMNIFY and hold harmless GREWAL,
         PACIFIC and/or BALWANT should any past or present officer, past or present director, subsidiary (Promenasa, S.A.) affiliate (Overseas Mining, S.A) and/or subcontractor (Invictacorp, S.A.) of the corporation ever assert(s) any cause of action or claim relating to GREWAL's service to the corporation as the assistant treasurer and/or consultant to the corporation and/or BALWANT's service to the corporation as a director, President and Chief Executive Officer.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

RELEASES: For good and valuable consideration, the receipt of which is hereby acknowledged, DHANOA the corporation, DHANOA's past, present and future executives, DHANOA's past, present and future board members, hereby releases, cancels, forgives and forever discharges GREWAL, PACIFIC and BALWANT from all actions, claims, demands, damages, obligations, liabilities, controversies and executions, of any kind or nature whatsoever, whether known or unknown, whether suspected or not, which have arisen, or may have arisen, or shall arise by reason of the incident described above does specifically waive any claim or right to assert any cause of action or alleged case of action or claim or demand which has, through oversight or error intentionally or unintentionally or through a mutual mistake, been omitted from this AGREEMENT and RELEASE. Moreover, Dhanoa and its respective affiliates agree to never participate, in any forum, as an opposing party against GREWAL, PACIFIC, and/or BALWANT for actions relating to or arising from their respective past professional relationship.

         GREWAL, PACIFIC and BALWANT also hereby releases, cancels, forgives and forever discharges DHANOA, its officers, directors, (past, present and future), its affiliates, subsidiaries, and/or subcontractors from all actions, claims, demands, damages, obligations, liabilities, controversies and executions, of any kind or nature whatsoever, whether known or unknown, whether suspected or not, which have arisen, or may have arisen, or shall arise by reason of the incident described above does specifically waive any claim or right to assert any cause of action or alleged case of action or claim or demand which has, through oversight or error intentionally or unintentionally or through a mutual mistake, been omitted from this AGREEMENT and RELEASE.

INDEMNIFICATION: DHANOA agrees to INDEMNIFY and hold harmless GREWAL, PACIFIC and BALWANT should any past or present officer, director, subsidiary (Promenasa, S.A.) affiliate (Overseas Mining, S.A) and/or subcontractor (Invictacorp, S.A.) of the corporation ever assert(s) any cause of action or claim relating to GREWAL's service to the corporation as the assistant treasurer and/or consultant to the corporation and/or BALWANT's service to the corporation as a director, President and Chief Executive officer.



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VOLUNARY CONSENT: The parties to this AGREEMENT acknowledge that this AGREEMENT is made by their respective voluntary choices without being induced to do so by any statement to that party (or his, her or its attorney) by anyone acting on behalf of another party, other than the representations and agreements contained in this written AGREEMENT. Each party represents and warrants that it is authorized to execute this document on its own behalf.

EQUAL PARTICIAPTION IN CREATION OF AGREEMENT: All parties acknowledge and agree that they have had equal participation and opportunity to participate in the preparation, review, and approval of this AGREEMENT and that this AGREEMENT shall not be construed for or against any particular party under the rules of construction.

ENTIRE AGREEMENT: This AGREEMENT embodies the entire agreement between the parties with respect to the matters contained herein and supercedes any previous notice, negotiations, or agreements between the parties with respect to such matters.

MODIFICATION: This AGREEMENT may not be modified except by a subsequent agreement in writing signed by all parties. No amendment or modification of this AGREEMENT shall be effective unless executed in writing and signed by the parties hereto.

INTERPRETATION AND DISPUTE RESOLUTION: This AGREEMENT shall be governed by, construed and applied in accordance to the laws of British Columbia, Canada. Should there be any dispute concerning the interpretation, breech or execution of this AGREEMENT, the parties agree to resolve that dispute by binding arbitration. The prevailing party will be entitled to collect their costs and expenses, including but not limited to attorneys fees, from the losing party.

CONFIDENTIALTY: The parties agree to hold the terms of this AGREEMENT in CONFIDENCE and not to reveal the terms herein, including the amount of payment to anyone other than their attorneys, accountants, or other tax preparers as may be necessary to comply with the law. To the extent that a party is required to reveal any term of this AGREEMENT to any other person, such party is also required, prior to such revelation, to advise that person of the confidentiality of this AGREEMENT and requirement that such confidential information not be shared with any other person or entity.



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SEVERABILITY AND ADMISSIONS: The provisions of this AGREEMENT must be read as a whole and are not severable and/or separately enforceable by either party hereto. Each party acknowledges and agrees that this AGREEMENT, or any consideration provided pursuant to this AGREEMENT, shall be taken or construed to be an admission or concession by DHANOA, GREWAL, PACIFIC or BALWANT of any kind with respect to any fact, liability or fault.

ESCROWED FUNDS: Upon the execution of this document, GREWAL and PACIFIC authorize Stephen A. Zrenda, Jr., P.C. to release or disburse the escrowed funds as directed by DHANOA.

           IN WITNESS WHEREOF, the undersigned have executed this AGREEMENT and RELEASE in duplicate originals as of the date first set forth above.



           /s/ Vare Grewal            June 11, 2007
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           VARE GREWAL (an individual)         DATE


           /s/ Vare Grewal            June 11, 2007
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           PACIFIC IMPERIAL CAPITAL            DATE
           (by Vare Grewal, Principal)


           /s/ Balwant Grewal         June 11, 2007
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           BALWANT GREWAL                      DATE


           /s/ Lee A. Balak           June 11, 2007
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           LEE A. BALAK, President             DATE
           Dhanoa Minerals Ltd.